Exhibit 99.1

JAKKS PACIFIC REPORTS THIRD QUARTER 2024 FINANCIAL RESULTS

Q3 Net Sales Increased 4% vs. prior year; Q3 Operating Income up 9% vs. prior year

SANTA MONICA, Calif., October 30, 2024 – JAKKS Pacific, Inc. (NASDAQ: JAKK) today reported financial results for the third quarter and nine months ended September 30, 2024.

Third Quarter 2024 Overview

●	Net sales were $321.6 million, a year-over-year increase of 4%
o	Toys/Consumer Products net sales were $264.3 million, a year-over-year increase of 7%
■	Toys/Consumer Products net sales year-to-date are $451.8 million, a year-over-year decrease of 2%
o	Costumes net sales were $57.3 million, a year-over-year decrease of 10%
■	Costumes net sales year-to-date are $108.5 million, a year-over-year decrease of 11%
●	Gross margin of 33.8%, down 70 basis points vs. Q3 2023
●	Gross profit of $108.8 million, up 2% compared to $107.0 million in Q3 2023
o	Year-to-date gross profit of $177.5 million, down 6% compared to $189.6 million in the comparable period in 2023
●	Operating income of $68.1 million (21.2% of net sales) in Q3 2024 vs. $62.4 million (20.1% of net sales) in Q3 2023
●

Net income attributable to common stockholders of $52.3 million or $4.64 per diluted share, compared to net income attributable to common stockholders of $47.8 million or $4.53 per diluted share in Q3 2023

●

Adjusted net income attributable to common stockholders (a non-GAAP measure) of $54.0 million or $4.79 per diluted share, compared to adjusted net income attributable to common stockholders of $50.1 million or $4.75 per diluted share in Q3 2023

●	Adjusted EBITDA (a non-GAAP measure) of $74.4 million vs. $67.1 million in Q3 2023
o	Trailing twelve month Adjusted EBITDA of $58.5 million (8.5% of trailing twelve months net sales) down from $74.5 million (10.4% of net sales) in the trailing twelve months ended September 2023.

Management Commentary

“We’re pleased to share the results of a very strong third quarter. For many years, our largest shipping quarter has been the third driven by our focus on the FOB selling model. This year is no exception, with the US business having its biggest shipping quarter in ten years. The yearly plan is on track to reach its goals. With some difficult first-half revenue comparisons behind us, total company sales increased 4% year-over-year in the quarter. Our gross margins remained strong at 33.8%, and our overhead-related cost growth slowed to deliver quarterly operating margin of 21.2%, a slight improvement over last year. Each of our Toys/Consumer Products divisions delivered sales growth in the quarter. Dolls, Role Play/Dress-Up was up 5.5% to $146.9 million, Action Play & Collectibles was up 5.4% to $98.8 million and Outdoor/Seasonal Toys was up 42.4% to $18.7 million.

“Our Costumes business, as anticipated, reflected softness due to customers recalibrating to lower Halloween consumer demand for costumes versus prior year. Globally, Costumes were down 10.1% in the quarter and 11.3% year-to-date.

We are encouraged by some of the early consumer reactions to our new Fall 2024 products. We are now confident about finishing out this year as planned while building on retail momentum to deliver a robust 2025.”

Additional Third Quarter and Year-to-Date 2024 Highlights

The Toys/Consumer Products segment sales were up 7% globally (6.4% North America; 11.5% International) and sales of Disguise costumes were down 10% compared to last year (-11.6% North America; 6.5% International).

Year-to-date adjusted net income attributable to common stockholders (a non-GAAP measure) was $50.0 million ($4.50 per diluted share), compared to $59.4 million ($5.66 per diluted share) in the first nine months of 2023.

Year-to-date adjusted EBITDA of $69.4 million (12.4% of net sales) declined from $86.6 million (14.8% of net sales) in the comparable 2023 period.

Balance Sheet Highlights

The Company’s cash and cash equivalents (including restricted cash) totaled $22.3 million as of September 30, 2024 compared to $96.4 million as of September 30, 2023, and $72.6 million as of December 31, 2023.

Inventory was $63.5 million, compared to $68.8 million as of September 30, 2023 and $52.6 million as of December 31, 2023.

Use of Non-GAAP Financial Information and Reconciliation of GAAP to Non-GAAP measures:

In addition to the preliminary results reported in accordance with U.S. GAAP included in this release, the Company has provided certain non-GAAP financial information including Adjusted EBITDA and Adjusted Net Income (Loss) that exclude various items that are detailed in the financial tables and accompanying footnotes reconciling GAAP to non-GAAP results contained in this release. The non-GAAP financial measures included in the press release are reconciled to the corresponding GAAP financial measures below, as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.

We define Adjusted EBITDA as income (loss) from operations before depreciation, amortization and adjusted for certain non-recurring and non-cash charges, such as reorganization expenses and restricted stock compensation expense. Net income (loss) is similarly adjusted and tax-effected to arrive at Adjusted Net Income (Loss). Adjusted EBITDA and Adjusted Net Income (Loss) are not recognized financial measures under GAAP, but we believe that they are useful in measuring our operating performance, enhance an overall understanding of the Company’s past financial performance, and provides useful information to the investor by comparing our performance across reporting periods on a consistent basis. Investors should not consider these measures in isolation or as a substitute for net income, operating income, or any other measure for determining the Company’s operating performance that is calculated in accordance with GAAP. In addition, because these measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies.

The non-GAAP financial measures included in the press release are reconciled to the corresponding GAAP financial measures below, as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures. See “Use of Non-GAAP Financial Information” for additional disclosures with respect to the use of non-GAAP financial information.

Conference Call Live Webcast

JAKKS Pacific, Inc. invites analysts, investors and media to listen to the teleconference scheduled for 5:00 p.m. ET / 2:00 p.m. PT on October 30, 2024. A live webcast of the call will be available on the “Investor Relations” page of the Company’s website at www.jakks.com/investors. To access the call by phone, please go to this link (3Q24 Registration link), and you will be provided with dial-in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. A replay of the webcast will also be available for a limited time at (www.jakks.com/investors).

About JAKKS Pacific, Inc.

JAKKS Pacific, Inc. is a leading designer, manufacturer and marketer of toys and consumer products sold throughout the world, with its headquarters in Santa Monica, California. JAKKS Pacific’s popular proprietary brands include: AirTitans®, Disguise®, Fly Wheels®, JAKKS Wild Games®, Moose Mountain®, Maui®, Perfectly Cute®, ReDo® Skateboard Co., Sky Ball®, SportsZone™, Xtreme Power Dozer®, WeeeDo®, and Wild Manes™ as well as a wide range of entertainment-inspired products featuring premier licensed properties. Through our products and our charitable donations, JAKKS is helping to make a positive impact on the lives of children. Visit us at www.jakks.com and follow us on Instagram (@jakkspacific.toys), Twitter (@jakkstoys) and Facebook (@jakkspacific.toys).

Forward Looking Statements

This press release may contain “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates and projections about JAKKS Pacific's business based partly on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such statements due to numerous factors, including, but not limited to, those described above, changes in demand for JAKKS Pacific's products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, or that the Recapitalization transaction or any future transactions will result in future growth or success of JAKKS. The “forward-looking statements” contained herein speak only as of the date on which they are made, and JAKKS undertakes no obligation to update any of them to reflect events or circumstances after the date of this release.

CONTACT:
JAKKS Pacific Investor Relations
(424) 268-9567 Lucas Natalini investors@jakks.net

JAKKS Pacific, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

	September 30,		December 31,
	2024	2023	2023
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$22,070	$96,252	$72,350
Restricted cash	214	195	204
Accounts receivable, net	290,424	206,751	123,797
Inventory	63,509	68,832	52,647
Prepaid expenses and other assets	8,082	6,721	6,374
Total current assets	384,299	378,751	255,372

Property and equipment	144,072	135,821	135,956
Less accumulated depreciation and amortization	128,947	121,193	121,357
Property and equipment, net	15,125	14,628	14,599

Operating lease right-of-use assets, net	19,242	25,743	23,592
Deferred income tax assets, net	68,187	57,856	68,143
Goodwill	35,102	35,083	35,083
Other long-term assets	1,923	2,220	2,162
Total assets	$523,878	$514,281	$398,951

Liabilities, Preferred Stock and Stockholders' Equity

Current liabilities:
Accounts payable	$98,928	$94,409	$42,177
Accounts payable - Meisheng (related party)	35,011	27,977	12,259
Accrued expenses	71,748	65,609	45,102
Reserve for sales returns and allowances	40,837	43,512	38,531
Income taxes payable	-	17,422	3,785
Short term operating lease liabilities	7,405	6,415	7,380
Total current liabilities	253,929	255,344	149,234

Long term operating lease liabilities	14,536	19,283	16,666
Accrued expenses - long term	1,824	3,750	3,746
Preferred stock derivative liability	-	28,586	29,947
Income taxes payable	3,523	2,994	3,245
Total liabilities	273,812	309,957	202,838

Preferred stock accrued dividends	-	5,608	5,992

Stockholders' equity:
Common stock, $.001 par value	11	10	10
Additional paid-in capital	295,400	277,546	278,642
Accumulated deficit	(30,579)	(62,744)	(73,612)
Accumulated other comprehensive loss	(15,266)	(16,808)	(15,627)
Total JAKKS Pacific, Inc. stockholders' equity	249,566	198,004	189,413
Non-controlling interests	500	712	708
Total stockholders' equity	250,066	198,716	190,121
Total liabilities, preferred stock and stockholders' equity	$523,878	$514,281	$398,951

Supplemental Balance Sheet and Cash Flow Data (Unaudited)

	September 30,
Key Balance Sheet Data:	2024	2023

Accounts receivable days sales outstanding (DSO)	83	61
Inventory turnover (DSI)	27	31

	Nine Months Ended September 30,
Condensed Cash Flow Data:	2024	2023

Cash flows provided by (used in) operating activities	$(15,181)	$89,421
Cash flows used in investing activities	(8,989)	(7,427)
Cash flows used in financing activities and other	(26,100)	(71,037)
Increase in cash, cash equivalents and restricted cash	$(50,270)	$10,957

Capital expenditures	$(7,344)	$(7,464)

JAKKS Pacific, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2024	2023	Δ (%)	2024	2023	Δ (%)
	(In thousands, except per share data)			(In thousands, except per share data)

Net sales	$321,606	$309,744	4%	$560,301	$584,161	(4)%
Less: Cost of sales
Cost of goods	158,770	149,052	7	289,190	293,512	(1)
Royalty expense	50,011	51,141	(2)	86,181	95,074	(9)
Amortization of tools and molds	3,994	2,566	56	7,462	5,955	25
Cost of sales	212,775	202,759	5	382,833	394,541	(3)
Gross profit	108,831	106,985	2	177,468	189,620	(6)
Direct selling expenses	7,552	10,684	(29)	21,904	22,405	(2)
General and administrative expenses	33,101	33,821	(2)	100,887	92,492	9
Depreciation and amortization	95	81	17	275	276	-
Selling, general and administrative expenses	40,748	44,586	(9)	123,066	115,173	7
Income from operations	68,083	62,399	9	54,402	74,447	(27)
Other income (expense):
Loss from joint ventures	-	-	-	-	(565)	nm
Other income (expense), net	84	(52)	nm	294	424	(31)
Change in fair value of preferred stock derivative liability	-	(793)	nm	-	(6,668)	nm
Loss on debt extinguishment	-	-	-	-	(1,023)	nm
Interest income	69	384	(82)	533	587	(9)
Interest expense	(539)	(1,436)	(62)	(938)	(5,741)	(84)
Income before provision for income taxes	67,697	60,502	12	54,291	61,461	(12)
Provision for income taxes	15,425	12,381	25	10,978	12,476	(12)
Net income	52,272	48,121	9	43,313	48,985	(12)
Net income (loss) attributable to non-controlling interests	-	(11)	nm	280	(289)	nm
Net income attributable to JAKKS Pacific, Inc.	$52,272	$48,132	9%	$43,033	$49,274	(13)%
Net income attributable to common stockholders	$52,272	$47,754	9%	$44,363	$48,156	(8)%
Earnings per share - basic	$4.78	$4.77		$4.14	$4.85
Shares used in earnings per share - basic	10,942	10,021		10,704	9,922
Earnings per share - diluted	$4.64	$4.53		$3.99	$4.58
Shares used in earnings per share - diluted	11,275	10,542		11,106	10,503

	Three Months Ended September 30,			Nine Months Ended September 30,
	2024	2023	Δ bps	2024	2023	Δ bps
			Fav/(Unfav)			Fav/(Unfav)
Net sales	100.0%	100.0%	-	100.0%	100.0%	-
Less: Cost of sales
Cost of goods	49.4	48.2	(120)	51.6	50.2	(140)
Royalty expense	15.6	16.5	90	15.4	16.3	90
Amortization of tools and molds	1.2	0.8	(40.0)	1.3	1.0	(30)
Cost of sales	66.2	65.5	(70)	68.3	67.5	(80)
Gross profit	33.8	34.5	(70)	31.7	32.5	(80)
Direct selling expenses	2.3	3.5	120	3.9	3.8	(10)
General and administrative expenses	10.3	10.9	60	18.1	15.9	(220)
Depreciation and amortization	-	-	-	-	0.1	10
Selling, general and administrative expenses	12.6	14.4	180	22.0	19.8	(220)
Income from operations	21.2	20.1	110	9.7	12.7	(300)
Other income (expense):
Loss from joint ventures	-	-		-	(0.1)
Other income (expense), net	-	-		0.1	0.1
Change in fair value of preferred stock derivative liability	-	(0.3)		-	(1.1)
Loss on debt extinguishment	-	-		-	(0.2)
Interest income	-	0.1		0.1	0.1
Interest expense	(0.2)	(0.4)		(0.2)	(1.0)
Income before provision for income taxes	21.0	19.5		9.7	10.5
Provision for income taxes	4.7	4.0		2.0	2.1
Net income	16.3	15.5		7.7	8.4
Net income (loss) attributable to non-controlling interests	-	-		-	-
Net income attributable to JAKKS Pacific, Inc.	16.3%	15.5%		7.7%	8.4%
Net income attributable to common stockholders	16.3%	15.4%		7.9%	8.2%

JAKKS Pacific, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Information (Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2024	2023	Δ ($)	2024	2023	Δ ($)
	(In thousands)			(In thousands)
EBITDA and Adjusted EBITDA
Net income	$52,272	$48,121	$4,151	$43,313	$48,985	$(5,672)
Interest expense	539	1,436	(897)	938	5,741	(4,803)
Interest income	(69)	(384)	315	(533)	(587)	54
Provision for income taxes	15,425	12,381	3,044	10,978	12,476	(1,498)
Depreciation and amortization	4,089	4,398	(309)	7,737	7,982	(245)
EBITDA	72,256	65,952	6,304	62,433	74,597	(12,164)
Adjustments:
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	-	-	-	-	276	(276)
Loss from joint ventures (Meisheng - 49%)	-	-	-	-	289	(289)
Other (income) expense, net	(84)	52	(136)	(294)	(424)	130
Restricted stock compensation expense	2,186	2,025	161	7,280	5,970	1,310
Change in fair value of preferred stock derivative liability	-	793	(793)	-	6,668	(6,668)
Loss on debt extinguishment	-	-	-	-	1,023	(1,023)
Adjusted EBITDA	$74,358	$67,071	$7,287	$69,419	$86,648	$(17,229)
Adjusted EBITDA/Net sales %	23.1%	21.7%	140 bps	12.4%	14.8%	-240 bps

	Trailing Twelve Months Ended September 30,
	2024	2023	Δ ($)
	(In thousands)
TTM EBITDA and TTM Adjusted EBITDA
TTM net income	$32,441	$87,094	$(54,653)
Interest expense	1,648	8,035	(6,387)
Interest income	(1,290)	(650)	(640)
Provision for (benefit from) income taxes	5,335	(41,855)	47,190
Depreciation and amortization	10,091	9,934	157
TTM EBITDA	48,225	62,558	(14,333)
Adjustments:
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	-	276	(276)
Loss from joint ventures (Meisheng - 49%)	-	289	(289)
Other (income) expense, net	(433)	(701)	268
Restricted stock compensation expense	9,337	7,616	1,721
Change in fair value of preferred stock derivative liability	1,361	5,239	(3,878)
Molds and tooling capitalization	-	(1,751)	1,751
Loss on debt extinguishment	-	1,023	(1,023)
TTM Adjusted EBITDA	$58,490	$74,549	$(16,059)	(22)%
TTM Adjusted EBITDA/TTM Net sales %	8.5%	10.4%	-190 bps

	Three Months Ended September 30,			Nine Months Ended September 30,
	2024	2023	Δ ($)	2024	2023	Δ ($)
	(In thousands, except per share data)			(In thousands, except per share data)
Adjusted net income attributable to common stockholders
Net income attributable to common stockholders	$52,272	$47,754	$4,518	$44,363	$48,156	$(3,793)
Restricted stock compensation expense	2,186	2,025	161	7,280	5,970	1,310
Change in fair value of preferred stock derivative liability	-	793	(793)	-	6,668	(6,668)
Loss on debt extinguishment	-	-	-	-	1,023	(1,023)
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	-	-	-	-	276	(276)
2021 BSP Term Loan prepayment penalty	-	-	-	-	150	(150)
Molds and Tooling capitalization	-	(1,751)	1,751	-	(1,751)	1,751
Tax impact of additional charges	(494)	1,268	(1,762)	(1,681)	(1,079)	(602)
Adjusted net income attributable to common stockholders	$53,964	$50,089	$3,875	$49,962	$59,413	$(9,451)
Adjusted earnings per share - basic & diluted	$4.93	$5.00	$(0.07)	$4.67	$5.99	$(1.32)
Shares used in adjusted earnings per share - basic	10,942	10,021	921	10,704	9,922	782
Adjusted earnings per share - diluted	$4.79	$4.75	$0.04	$4.50	$5.66	$(1.16)
Shares used in adjusted earnings per share - diluted	11,275	10,542	733	11,106	10,503	603

JAKKS Pacific, Inc. and Subsidiaries

Net Sales by Division and Geographic Region

(In thousands)	QTD Q3					(In thousands)	YTD Q3
Divisions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022	Divisions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022
Toys/Consumer Products	$264,306	$246,004	$269,607	7.4%	-8.8%	Toys/Consumer Products	$451,786	$461,831	$529,590	-2.2%	-12.8%
Dolls, Role-Play/Dress Up	146,893	139,177	190,452	5.5%	-26.9%	Dolls, Role-Play/Dress Up	251,075	246,689	354,644	1.8%	-30.4%
Action Play & Collectibles	98,750	93,717	65,752	5.4%	42.5%	Action Play & Collectibles	168,313	184,134	134,620	-8.6%	36.8%
Outdoor/Seasonal Toys	18,663	13,110	13,403	42.4%	-2.2%	Outdoor/Seasonal Toys	32,398	31,008	40,326	4.5%	-23.1%
Costumes	$57,300	$63,740	$53,391	-10.1%	19.4%	Costumes	$108,515	$122,330	$134,711	-11.3%	-9.2%
Total	$321,606	$309,744	$322,998	3.8%	-4.1%	Total	$560,301	$584,161	$664,301	-4.1%	-12.1%

(In thousands)	QTD Q3					(In thousands)	YTD Q3
Regions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022	Regions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022
United States	$255,278	$244,931	$253,854	4.2%	-3.5%	United States	$451,545	$461,561	$543,388	-2.2%	-15.1%
Europe	30,034	31,676	38,075	-5.2%	-16.8%	Europe	46,033	58,476	65,911	-21.3%	-11.3%
Latin America	22,632	15,319	9,504	47.7%	61.2%	Latin America	33,867	27,590	15,712	22.8%	75.6%
Canada	7,068	11,453	12,804	-38.3%	-10.6%	Canada	16,726	22,306	21,720	-25.0%	2.7%
Asia	2,345	3,192	4,294	-26.5%	-25.7%	Asia	4,578	6,403	8,733	-28.5%	-26.7%
Australia & New Zealand	3,339	2,692	3,941	24.0%	-31.7%	Australia & New Zealand	6,292	6,056	7,014	3.9%	-13.7%
Middle East & Africa	910	481	526	89.2%	-8.6%	Middle East & Africa	1,260	1,769	1,823	-28.8%	-3.0%
Total	$321,606	$309,744	$322,998	3.8%	-4.1%	Total	$560,301	$584,161	$664,301	-4.1%	-12.1%

(In thousands)	QTD Q3					(In thousands)	YTD Q3
Regions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022	Regions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022
North America	$262,346	$256,384	$266,658	2.3%	-3.9%	North America	$468,271	$483,867	$565,108	-3.2%	-14.4%
International	59,260	53,360	56,340	11.1%	-5.3%	International	92,030	100,294	99,193	-8.2%	1.1%
Total	$321,606	$309,744	$322,998	3.8%	-4.1%	Total	$560,301	$584,161	$664,301	-4.1%	-12.1%